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                    FIRST AMENDMENT TO THE
            ADVANCED TECHNOLOGY LABORATORIES, INC.
          INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN


The Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan (the "Plan"), as amended and restated effective July 1, 1994, is amended as follows pursuant to
Section 12.1 of the Plan, effective January 1, 1995, unless otherwise provided:

1.   The first sentence of Section 1.9 Company shall be
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     replaced in its entirety with the following:

     Effective May 11, 1995, "Company" means advanced
     Technology Laboratories, Inc., a Washington corporation.

2. Section 2.1 Participation shall be replaced in its entirety by the following:

     2.1  Participation
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     (a)  Each Eligible Employee who is not already a
          participant shall become a Participant in this Plan on the later of:

          (i) the first day of the first month coinciding with or following completion of two-consecutive-month Period of Service; and

          (ii) the date his or her employer becomes a Participating Company,

          provided he or she is an Eligible Employee on such date.

     (b)  Each Participant in the Interspec, Inc. 401(k)
          Retirement/Savings Plan as of December 31, 1994 shall become a Participant in the Plan on January 1, 1995.

3.   Section 7.6(c) Hardship Expenses shall be revised by
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    replacing subparagraph (iii) of that section in its
     entirety with the following:

    (iii) tuition, related educational fees, and room and board expenses for the next twelve months of post-secondary education for the Participant, his or her spouse, children, or dependents.

     IN WITNESS WHEREOF, Advanced Technology Laboratories,
Inc. has caused this First Amendment to be duly executed on this 15th day of March, 1996.


                                   FOR ADVANCED TECHNOLOGY
                                   LABORATORIES, INC.


                                   By: Harvey N. Gillis
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Witness: /s/ Annette King          Title: Sr. Vice President & CFO
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